UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No __)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Sec. 240.14a-12

OPTIMUMBANK HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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2008 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of OptimumBank Holdings, Inc. will be held at the

OPTIMUMBANK EXECUTIVE OFFICES

2477 East Commercial Boulevard

Fort Lauderdale, Florida 33308

on April 24, 2008, at 10:00 A.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help the Company reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.continentalstock.com/

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website

http://www.continentalstock.com/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE

1-866-894-0537 via touch tone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537.

Have your Proxy Card in hand and follow the instructions.

March 26, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Thursday, April 24, 2008, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our 2007 Annual Report, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of our company.

Sincerely,

Albert J. Finch

Chairman of the Board and

Chief Executive Officer

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2008

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on April 24, 2008, at 10:00 a.m. for the following purposes:

1.

To elect directors.

2.

To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 7, 2008, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Albert J. Finch

Chairman of the Board and Chief Executive Officer

Fort Lauderdale, Florida

March 26, 2008

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2008

This Proxy Statement, which was first mailed to shareholders on or about March 26, 2008, is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (“OptimumBank Holdings” or the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on April 24, 2008, at the OptimumBank (the “Bank”) Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the President of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on March 7, 2008 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 7, 2008, there were 2,972,507 shares of common stock outstanding, held of record by 594 shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

The Company’s Board of Directors currently consists of nine members. Nine directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has nominated all nine of the current directors for re-election at the 2008 annual meeting, based on the recommendation of the Company’s independent directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. Except as otherwise indicated, the directors listed below have had no change in principal occupation or employment during the past five years.

Albert J. Finch, 70, has served as the Chairman of the Board and Chief Executive Officer of the Company since its incorporation in March 2004, and of OptimumBank, the wholly owned bank subsidiary of the Company, since it opened for business in October 2000.

Richard L. Browdy, 55, has served as the President, Chief Operating Officer, Chief Financial Officer, and director of the Company since March 2004, and of OptimumBank since October 2000.

Michael Bedzow, 56, has been a director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Bedzow has served as the President of Groupe Pacific, a real estate development organization located in Aventura, Florida, since 2001.

Sam Borek, 57, has been a director of the Company since March 2004, and of OptimumBank since August 2001. He is the managing partner of the law firm of Borek & Goldhirsh located in Wilmette, Illinois. From 1998 to 2006, Mr. Borek served as a director, and from 2004 to 2006, as Chairman of the Board, of NCB Holdings, Inc., a bank holding company located in Chicago, Illinois.

Irving P. Cohen, 67, has been a director and Vice Chairman of the Company since March 2004, and of OptimumBank since April 2002. Since 2004, he has been of counsel to, and from 1995 to 2004, a partner with, the law firm of Thompson Hine LLP, in Washington, D.C.

Gordon Deckelbaum, 58, has been a director of the Company since March 2004, and of OptimumBank since October 2000. He is the President and owner of the Premier Developers companies, a real estate development group located in Dania Beach, Florida.

H. David Krinsky, 49, has been a director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Krinsky is the President of Maxim Properties, Inc., a commercial real estate development and property management company located in New York City.

Wendy Mitchler, 54, has been a director of the Company and OptimumBank since January 2005. She is the owner of the law firm of Wendy Mitchler, Attorney at Law, located in Fort Lauderdale, Florida.

Larry Willis, 55, has been a director of the Company since its incorporation in March 2004, and of OptimumBank since August 2001. Mr. Willis is the Vice President of Annette Willis Insurance Agency, Inc., a licensed insurance agency located in Miami, Florida.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

Executive Officers Who Are Not Directors

The following information is provided for the one executive officer who is not a director of the Company:

Thomas A. Procelli, 53, joined OptimumBank as its Executive Vice President in October 2000.

CORPORATE GOVERNANCE

Directors’ Independence

The Board of Directors analyzed the independence of each director and determined that the following directors meet the standards of independence of applicable NASDAQ Stock Market (“NASDAQ”) listing standards: Michael Bedzow, Sam Borek, Irving P. Cohen, Gordon Deckelbaum, H. David Krinsky and Larry Willis. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain property and liability insurance. Albert J. Finch and Richard L. Browdy, who are employees of the Company, and Wendy Mitchler, who serves as general counsel for the Company, are not considered independent directors.

The Board of Directors Meetings and Committees

OptimumBank Holding’s Board of Directors met eleven times during 2007. The Board of OptimumBank, which during 2007 included all the members of the Board of Directors of the Company, met a total of eleven times. The independent directors met in executive session without management four times during 2007. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he or she served. The Company’s Board of Directors has established several standing committees, including the Audit and Compensation Committees.

Compensation Committee. The Compensation Committee consists of Sam Borek, Chairman, Larry Willis, and Gordon Deckelbaum all of whom are independent under the NASDAQ listing standards. The Compensation Committee met one time during 2007. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management, other employees, and non-employee directors. The Compensation Committee has no charter. Messrs. Browdy and Finch recommend to the Committee the proposed compensation for all employees and executive officers, including each other. No executive officer has a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use compensation consultants to determine or recommend the amount or form of compensation arrangements. The Committee utilizes comparative salary and bonus data compiled by executive management from the Florida Bankers Association annual survey and executive management’s evaluation of Company performance as a basis for its determinations and recommendations. The Committee also reviews a “tally sheet” that details each named executive officer’s historical earnings, equity awards, and benefits and perquisites.

Nominating Committee. The Company has no formal nominating committee or nominating committee charter but rather all the members of the Board and, specifically, a majority of the six, independent members of the full Board, perform the functions of a nominating committee. The independent directors are responsible for recommending for the Board’s selection the slate of director nominees for election. The Board, including the independent directors, evaluates new candidates and current directors, and recommends candidates to fill vacancies occurring between annual shareholder meetings. All of the director nominees of the Company set forth in the Proposal entitled "Election of Directors and Management Information" were recommended to the Board by a majority of the independent directors of the Company. The Board in its capacity as the nominating committee held one meeting during 2007. The Board of Directors believes it is appropriate for the Company to nominate its director nominees through a majority of the independent directors of the full Board and not through a separate nominating committee due to its belief that all directors should participate fully in the nomination process.

The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by individual directors, and in doing so considers each director's independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Board of Directors, and specifically a majority of the independent, non-employee directors will consider candidates that are independent, if required, who have a significant equity investment in the Company, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial, real estate and/or legal expertise, who would be effective as a Director in conjunction with the full Board and whose interests are aligned with the long-term interests of the Company's shareholders.

The Board, including its independent directors, will also consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s (“SEC”) proxy rules. Stockholders should be aware that it is the general policy of the Company to re-nominate qualified incumbent directors, and that, absent special circumstances, the Board will not consider other candidates when a qualified incumbent consents to stand for re-election.

Audit Committee. The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Irving P. Cohen, Chairman, Gordon Deckelbaum and Sam Borek make up the Board’s Audit Committee. A copy of the current Audit Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board has determined that each member of the Audit Committee is financially literate and independent in accordance with NASDAQ listing standards and that Irving P. Cohen is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met eight times during 2007. A Report from the Audit Committee is included below.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the Annual Meeting. All of the directors attended last year’s Annual Meeting.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, attention: Richard L. Browdy, President. All communications will be compiled by the President and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of our Senior Financial Officer Code of Ethics should be reported under the procedures outlined in our Whistleblower Policy, which is available on our Web site at www.optimumbank.com/corpgovernance.html.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to oversee the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Committee’s function is more fully described in its charter. The Board annually reviews the NASDAQ listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, Hacker, Johnson & Smith PA, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007 with the Company’s management and has discussed with Hacker, Johnson & Smith PA, the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees,” and SEC Regulation S-X, Rule 2-07. In addition, Hacker, Johnson & Smith PA, has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Hacker, Johnson & Smith PA, their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission, and selected Hacker, Johnson & Smith PA, as the Company’s independent auditor for 2008.

AUDIT COMMITTEE

Irving P. Cohen, Chair

Gordon Deckelbaum

Sam Borek

.

DIRECTOR COMPENSATON

Messrs. Finch and Browdy, as salaried employees, receive no compensation for serving as directors, except that they, like all directors, are eligible to receive reimbursement of reasonable expenses incurred in attending Board and committee meetings. During fiscal year 2007, each director, other than Messrs. Finch and Browdy, received compensation for serving on the Board of Directors and committees of the Board as follows:

•

A fee of $500 for each Company and Bank Board meeting attended payable in common stock issued under the Non-Employee Directors’ Fee Compensation and Stock Purchase Plan. Since the Boards of the Company and the Bank meet on the same day, only one meeting fee was paid for attendance at both meetings.

Name	Stock Awards ($) (1)	Option Awards ($)(2)
Michael Bedzow	5,000	—
Sam Borek	5,500	—
Irving P. Cohen	5,500	—
Gordon Deckelbaum	5,500	—
H. David Krinsky	5,500	—
Wendy Mitchler	5,500	—
Larry Willis	4,500	—

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(1)

In March, 2008, the Company’s non-employee directors were issued 4,172 shares of common stock for their directors’ fees for 2007. The valuation used was the closing price of the common stock on the last day of the quarter in which each of the directors’ fees was earned.

(2)

No option awards were made to the directors in 2007. The table below shows the aggregate number of shares underlying outstanding stock options held by the named directors at December 31, 2007.

Michael Bedzow	14,334
Sam Borek	27,564
Irving P. Cohen	11,026
Gordon Deckelbaum	27,564
H. David Krinsky	27,564
Wendy Mitchler	16,538
Larry Willis	27,564

The options have a 10-year term. The exercise price is 100 percent of the fair market value on the date of grant. All these nonqualified options are fully exercisable.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

The following table shows the compensation paid by the Company to its three executive officers for 2006 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)		Total Compensation ($)
Albert J. Finch
Chairman of the Board and Chief Executive Officer	2006 2007	240,000 247,200	40,000 50,000	12,200 21,615	(2) (3)	292,200 318,815

Richard L. Browdy
President and Chief Financial Officer	2006 2007	200,000 206,000	30,000 40,000	16,394 20,721	(2)(4) (3)(4)	246,394 266,721

Thomas A. Procelli
Executive Vice President OptimumBank	2006 2007	125,000 128,750	6,000	8,750 11,892	(2) (3)	139,750 147,642

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(1)

Amounts included in this column include simple IRA plan matching contributions made by Company to executives’ accounts as follows: for Mr. Finch, $7,200 in 2006 and $7,416 in 2007; for Mr. Browdy, $6,256 in 2006 and $6,308 in 2007, and for Mr. Procelli, $3,750 in 2006 and $3,863 in 2007. The Company matches the first 3% of the salary contributed by each Company employee to the plan each year.

(2)

Includes payments of $5,000 under the executive medical reimbursement plan.

(3)

Includes payments of $14,199 for Mr. Finch; $9,250 for Mr. Browdy; and $8,029 for Mr. Procelli under the executive medical reimbursement plan.

(4)

Includes reimbursement of life insurance premiums of $3,140 under agreement with Albert Finch and the Company, $1,128 in expenses for personal use of a company-owned automobile, and health club membership dues.

2008 Executive Compensation Changes. During its annual review of executive compensation, the Company increased the base salaries of its executive officers by 10.83%.

Base salaries for the executive officers were adjusted as illustrated below:

Executive Officer	2007 Salary	2008 Salary	% Change from 2007
Albert J. Finch	$247,200	$275,000	11.25%
Richard L. Browdy	$206,000	$230,000	11.65%
Thomas Procelli	$128,750	$140,000	8.74%
Total Executive Officer Salaries	$581,950	$645,000	10.83%

Stock Options. No stock options were granted to any of the executive officers in 2007. The following table sets forth certain information about the stock options held by the Company’s three executive officers at December 31, 2007.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

		Option Awards
Name		Number of Securities Underlying Unexercised Options at 12/31/07 (#) Exercisable	Number of Securities Underlying Unexercised Options at 12/31/07 (#) Unexercisable
	Grant Date			Option Exercise Price ($)	Option Expiration Date

Albert J. Finch	12/27/01	27,563	0	5.00	12/26/11
	10/31/02	13,781	0	6.75	10/30/12
	6/30/04	27,583	0	10.00	6/29/14
	12/29/05	22,050	0	10.00	12/28/15

Richard L. Browdy	12/27/01	27,563	0	5.00	12/26/11
	10/31/02	13,781	0	6.75	10/30/12
	6/30/04	27,583	0	10.00	6/29/14
	12/29/05	22,050	0	10.00	12/28/15

Thomas A. Procelli	12/27/01	11,025	0	5.00	12/26/11
	10/31/02	5,513	0	6.75	10/30/12
	6/30/04	5,513	0	10.00	6/29/14
	12/29/05	5,513	0	10.00	12/28/15

Termination of Employment Agreement. The Company is a party to a stock purchase agreement with Richard Browdy and Albert Finch which provides for the purchase and ownership by Mr. Browdy of a $500,000 life insurance policy on Albert Finch, with the annual premiums for such policy reimbursable by the Company. Upon Mr. Finch’s death, Mr. Browdy is required to purchase with the proceeds of the policy any of the Company’s common shares held in Mr. Finch’s estate at the greater of $6.75 per share or the fair market value of the shares. The agreement does not prevent Mr. Finch from transferring any of his Company stock prior to his death. In the event that the aggregate purchase price is less than the death benefit, Mr. Browdy is entitled to the excess proceeds. Mr. Browdy vests in the shares over his five-year period of employment following Mr. Finch’s death, with 40% vesting after the first year, and 15% each year thereafter. For a period of five years after Mr. Finch's death, if Mr. Browdy‘s employment is terminated for cause or voluntarily by Mr. Browdy, the Company has the right to purchase any non-vested shares from Mr. Browdy for $1,000.

Change of Control Agreement. The Company’s stock option plan provides for the accelerated vesting of stock options in the event of a change of control of the Company as defined in the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company offers loans in the ordinary course of business to its employees, directors and executive officers and their related interests. Applicable law and Company policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Company’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

In 2006 and 2007, the Company retained Wendy Mitchler, Attorney at Law, as general counsel. Wendy Mitchler, a director of the Company, is the owner of the law firm of Wendy Mitchler, Attorney at Law. During 2006 and 2007, the Company paid the law firm approximately $22,000 and $37,000, respectively, in legal fees for various legal matters. In addition, payments totaling approximately $123,000 and $15,100 in 2006 and 2007, respectively, were made by borrowers to the law firm in connection with loan closings for OptimumBank.

Carrie Goldstein is the daughter of Albert J. Finch, Chairman of the Board and Chief Executive Officer of the Company. During 2006 and 2007, respectively, payments totaling approximately $62,000 and $34,625 were made by borrowers to the law firm of Carrie Goldstein, Esq. in connection with loan closings for OptimumBank. During 2007, the Company paid the law firm approximately $3,373 in legal fees for various legal matters.

Seth Goldstein, the husband of Carrie Goldstein and son-in-law of Albert J. Finch, Chairman of the Board and Chief Executive Officer of the Company, is employed by the Company as a Vice President, Administration, for OptimumBank. He was paid approximately $83,000 and $88,000 for his services during 2006 and 2007, respectively.

David Finch, the son of Albert J. Finch, is employed by OptimumBank as Assistant Vice President/Branch Manager. He was paid approximately $46,233 and $35,519 for his services during 2007 and 2006, respectively.

Michel Vogel, son-in-law of Company director and President, Richard Browdy, is employed by OptimumBank as Vice President, Lending. He was paid approximately $78,000 and $86,000 for his services during 2006 and 2007, respectively.

Danny Browdy, son of Company director and President, Richard L. Browdy, has been employed by OptimumBank since July 2007 as a management trainee. He was paid approximately $16,716 for his services in 2007.

INFORMATION REGARDING BENEFICIAL OWNERSHIP

OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding common shares as of March 7, 2008 by: (a) each director and executive officer of the Company; (b) all directors and executive officers as a group; and (c) the other shareholder known by us to beneficially own 5% or more of our common shares.

Name of Beneficial Owner	Number of Shares Owned (1)		Right to Acquire (2)	% of Beneficial Ownership
Directors and Executive Officers
Albert J. Finch Chairman of the Board and Chief Executive Officer (3)	91,110		90,957	5.94%
Richard L. Browdy President, Chief Financial Officer and Director	14,058	(4)(5)	90,957	3.43%
H. David Krinsky Director (6)	267,989	(4)(7)	27,564	9.85%
Gordon Deckelbaum Director (3)	167,126		27,564	6.49%
Sam Borek Director (3)	163,146	(4)(8)(9)	27,564	6.36%
Michael Bedzow Director	113,878	(4)	14,334	4.29%
Larry Willis Director	70,021	(4)(8)	27,564	3.25%
Irving P. Cohen Director	55,924	(4)	11,026	2.24%
Thomas A. Procelli Executive Vice President, OptimumBank	15,815	(4)	27,564	1.45%
Wendy Mitchler Director	10,296		16,538	0.90%
Executive officers and directors as a group (10 persons)	969,363		361,632	39.92%
Other Beneficial Holders
Hillard Garlovsky (10)	176,929			5.95%

———————

(1)

Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse, or holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)

Includes shares that may be acquired within the next 60 days by exercising stock options.

(3)

The address for the named person is c/o OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308.

(4)

Includes shares held by wife or children.

(5)

Includes 10,165 shares pledged as security.

(6)

The address for Mr. Krinsky is c/o Maxim Properties, Inc., 21 East 40th Street, 12th Floor, New York, NY 10016.

(7)

Includes 81,000 shares pledged as security.

(8)

Includes shares held by an entity controlled by reporting person.

(9)

Includes 87,353 shares pledged as security.

(10)

The ownership information is based entirely on the information contained in a Schedule 13G, dated January 25, 2008, filed with the SEC by HIllard Garlovsky, whose address is 1761 Clendenin, Riverwoods, IL 60015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2007 were made on a timely basis.

INDEPENDENT ACCOUNTANTS

The following is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA, for professional services rendered for the years ended December 31, 2007 and 2006:

Fee Category	2007 Fees	2006 Fees
Audit Fees	$51,500	$46,000
Tax Fees	5,500	5,750
Total Fees	$57,000	$51,750

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountants

Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the "de minimis" exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith PA, independent public auditors for the Company for 2007 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of shareholders intended to be presented at the next annual meeting of the Company expected to be held in April 2009, must be in writing and received by the President of OptimumBank Holdings, Inc. at its main offices, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, no later than December 1, 2008. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company’s proxy statement and form of proxy for that meeting.

HOW TO OBTAIN FORM 10-KSB

OPTIMUMBANK HOLDINGS WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO OPTIMUMBANK HOLDINGS, INC., ATTN: RICHARD L. BROWDY, PRESIDENT, 2477 EAST COMMERCIAL BOULEVARD, FORT LAUDERDALE, FL 33308. THE ANNUAL REPORT ON FORM 10-KSB IS ALSO AVAILABLE ELECTRONICALLY AT THE COMPANY’S INTERNET WEBSITE WWW.OPTIMUMBANK.COM AND AT THE SEC’S INTERNET WEBSITE WWW.SEC.GOV.

SOLICITATION OF PROXIES

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

VOTING PROCEDURES

A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions are allowed to vote client proxies on the election of directors.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

OPTIMUMBANK HOLDINGS, INC.

VOTE BY INTERNET OR TELEHONE

QUICK *** EASY *** IMMEDIATE

As a stockholder of OptimumBank Holdings, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card.  Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.  Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 23, 2008.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.			Please mark your votes like this	☒
	FOR	WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	☐	☐	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
NOMINEES: 01 Albert J. Finch, 02 Richard L. Browdy, 03 Michael Bedzow, 04 Sam Borek, 05 Irving P. Cohen, 06 Gordon Deckelbaum, 07 H. David Krinsky, 08 Wendy Mitchler, 09 Larry Willis

Signature                                                                  Signature                                                                Date                       , 2008

IMPORTANT—PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

[BLANK]

▼    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ▼

OPTIMUMBANK HOLDINGS, INC.

P R O X Y

FOR 2008 ANNUAL MEETING OF THE SHAREHOLDERS OF OPTIMUMBANK HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT J. FINCH and RICHARD L. BROWDY, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2008 Annual Meeting of the Company to be held on April 24, 2008, at 10:00 a.m. or at any adjournment thereof. Such shares shall be voted as indicated with respect to the proposal listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)